                                                                      Exhibit 99


                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                               December 31, 1997
================================================================================

                               TABLE OF CONTENTS


1.   Debt Summary......................................................... E-2

2.   Occupancy
        Percentage Leased................................................. E-3
        Economic Occupancy................................................ E-4
        Regional Breakdown................................................ E-5

3.   Leases Signed Analysis
        Comparable and Non-Comparable..................................... E-6

4.   Lease Expirations
        Average Rent on Leases Expiring................................... E-7
        Leases Expiring on Anchor and Small Shops......................... E-8

5.   Major Tenants by Revenue Contribution................................ E-9

6.   Sales/Occupancy Costs
        Overall, Anchor & Small Shop...................................... E-10

7.   Press Release........................................................ E-11

8.   Glossary of Terms.................................................... E-14


================================================================================

                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (EXCLUDING CAPITAL LEASES AND INTEREST RATE SWAPS)
DECEMBER 31, 1997

================================================================================

                                                                                                Balance
                                                                    Maturity      Rate       (in thousands)
                                                                  -----------    ------      -------------
MORTGAGES
                 Barracks Road                                       06/01/98      9.77%           $21,022
                 Falls Plaza                                         06/01/98      9.77%             4,180
                 Old Keene Mill                                      06/01/98      9.77%             6,852
                 West Falls                                          06/01/98      9.77%             4,796
                 Loehmanns Plaza                                     07/21/98      9.75%             6,324
                 Federal Plaza                                       03/10/01      8.95%            28,059
                 Tysons Station                                      09/01/01     9.875%             4,206
                 Bristol                                             08/01/98      9.65%            10,794
                 Escondido (Municipal bonds) purchased 12/31/96      10/01/16 Variable ##            9,400

                                                                                                  $ 95,633
                                                                                                  ========

NOTES PAYABLE
                 Revolving credit facilities                            libor + .65%              $114,791
                 Note issued in connection with
                    tenant buyout at Queen Anne Plaza                01/15/06     8.875%             1,205
                 Note issued in connection with
                    renovation of Perring Plaza                      01/31/13     10.00%             2,779
                 Other                                                various   various                253
                                                                                                  --------
                                                                                                  $119,028
                                                                                                  ========

UNSECURED PUBLIC DEBT
                 5 1/4% Convertible subordinated                     04/30/02     5.250%              $289
                    debentures
                 5 1/4% Convertible subordinated                     10/28/03     5.250%            75,000
                    debentures
                 8 7/8% Notes (fixed)                                01/15/00     8.875%            75,000
                 8 7/8% Notes (fixed) *                              01/15/00     7.530%            25,000
                 8% Notes (fixed)                                    04/21/02     8.000%            25,000
                 6 5/8% Notes (fixed)                                12/01/05     6.625%            40,000
                 7.48% Debentures                                    08/15/26     7.480%            50,000
                 6.82% Medium Term Notes                             08/01/27     6.820%            40,000
                                                                                                  --------

                                                                                                  $330,289
                                                                                                  ========
                                                                Total fixed rate debt             $420,759      77.21%

                                                                Total variable rate debt           124,191      22.79%
                                                                                                  --------     ------
                                                                Total debt                        $544,950     100.00%
                                                                                                  ========     ======

                                                                Weighted average interest rate:
                                                                -------------------------------
                                                                 Fixed rate debt                      7.65%
                                                                 Variable on revolving facilities     6.40%**
                                                                 Variable on muncipal bonds          ##


* The Trust purchased an interest rate swap on $25 million which sold for $1.5 million, thereby decreasing the effective interest rate.
** Weighted average interest rate on revolving credit facilities for twelve months ended December 31, 1997.
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
December 31, 1997

================================================================================

        OVERALL OCCUPANCY
  (Quarter to Quarter Analysis)                    December 31, 1997                     December 31, 1996
                                         ----------------------------------    ------------------------------------
              Type                          Size       Leased     Occupancy       Size         Leased     Occupancy
---------------------------------------  ----------  ----------   ---------    -----------   ----------   ---------
Retail Properties (leasable square feet) 13,518,197  12,919,532      96%        12,733,461   11,935,107      94%
Rollingwood Apartments (# of units)         282         279          99%           282          278          99%



        OVERALL OCCUPANCY
       (Rolling 12 Months)                        December 31, 1997                    September 30, 1997
                                         ----------------------------------    ------------------------------------
              Type                         Size        Leased     Occupancy       Size         Leased     Occupancy
---------------------------------------  ----------  ----------   ---------    -----------   ----------   ---------
Retail Properties (leasable square feet) 13,518,197  12,919,532     96%        12,856,798    12,202,952     95%
Rollingwood Apartments (# of units)         282           279       99%           282           282        100%




        OVERALL OCCUPANCY
       (Rolling 12 Months)                        June 30, 1997                           March 31, 1997
                                         ----------------------------------    ------------------------------------
              Type                          Size       Leased     Occupancy       Size         Leased     Occupancy
---------------------------------------  ----------  ----------   ---------    -----------   ----------   ---------
Retail Properties (leasable square feet) 12,770,492  11,986,868     94%        13,046,013    12,228,746     94%
Rollingwood Apartments (# of units)         282            280      99%           282           281         99%


================================================================================



      SAME CENTER OCCUPANCY
 (Quarter to Quarter Comparison)                 December 31, 1997                      December 31, 1996
                                         ----------------------------------    ------------------------------------
              Type                          Size       Leased     Occupancy       Size         Leased     Occupancy
---------------------------------------  ----------  ----------   ---------    -----------   ----------   ---------
Retail Properties (leasable square feet) 12,188,308  11,639,769      95%        11,605,119   11,030,753      95%
Rollingwood Apartments (# of units)         282         279          99%           282          278          99%


      SAME CENTER OCCUPANCY
       (Rolling 12 Months)                      At December 31, 1997                  At September 30, 1997
                                         ----------------------------------    ------------------------------------
              Type                          Size       Leased     Occupancy       Size         Leased     Occupancy
---------------------------------------  ----------  ----------   ---------    -----------   ----------   ---------
Retail Properties (leasable square feet) 12,188,308  11,639,769      95%        11,096,212   10,577,015      95%
Rollingwood Apartments (# of units)         282         279          99%           282          282         100%





      SAME CENTER OCCUPANCY
       (Rolling 12 Months)                        At June 30, 1997                      At March 31, 1997
                                         ----------------------------------    ------------------------------------
              Type                          Size       Leased     Occupancy       Size         Leased     Occupancy
---------------------------------------  ----------  ----------   ---------    -----------   ----------   ---------
Retail Properties (leasable square feet) 11,150,587  10,531,352     94%         11,425,601   10,762,859      94%
Rollingwood Apartments (# of units)         282         280         99%            282          281          99%

FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
DECEMBER 31, 1997


================================================================================


  OVERALL ECONOMIC OCCUPANCY
 (Quarter to Quarter Analysis)                            December 31, 1997                          December 31, 1996
                                             --------------------------------------     --------------------------------------
                                                              Leases                                    Leases
                                                            Generating    Economic                    Generating     Economic
             Type                               Size          Income      Occupancy        Size         Income       Occupancy
----------------------------------------     ----------    ----------     ---------     ----------    ----------     ---------
Retail Properties (leasable square feet)     13,518,197    12,757,485        94%        12,733,461    11,681,107        92%
Rollingwood Apartments (# of units)              282           279           99%            282           277           98%



  OVERALL ECONOMIC OCCUPANCY
 (Rolling 12 Months)                                    December 31, 1997                         September 30, 1997
                                             --------------------------------------     --------------------------------------
                                                              Leases                                    Leases
                                                            Generating    Economic                    Generating     Economic
             Type                               Size          Income      Occupancy        Size         Income       Occupancy
----------------------------------------     ----------    ----------     ---------     ----------    ----------     ---------
Retail Properties (leasable square feet)     13,518,197    12,757,485        94%        12,856,798    12,056,781        94%
Rollingwood Apartments (# of units)              282           279           99%            282           276           98%


  OVERALL ECONOMIC OCCUPANCY
      (Rolling 12 Months)                                 June 30, 1997                              March 31, 1997
                                             --------------------------------------     --------------------------------------
                                                              Leases                                    Leases
                                                            Generating    Economic                    Generating     Economic
             Type                               Size          Income      Occupancy        Size         Income       Occupancy
----------------------------------------     ----------    ----------     ---------     ----------    ----------     ---------

Retail Properties (leasable square feet)     12,770,492    11,724,538        92%        13,046,013    11,982,214        92%
Rollingwood Apartments (# of units)             282           280            99%           282           276            98%



================================================================================

SAME CENTER ECONOMIC OCCUPANCY
(Quarter to Quarter Comparison)                        December 31, 1997                          December 31, 1996
                                             --------------------------------------     --------------------------------------
                                                              Leases                                    Leases
                                                            Generating    Economic                    Generating     Economic
             Type                               Size          Income      Occupancy        Size         Income       Occupancy
----------------------------------------     ----------    ----------     ---------     ----------    ----------     ---------
Retail Properties (leasable square feet)     12,188,308    11,486,609        94%        11,605,119     10,808,981        93%
Rollingwood Apartments (# of units)             282           279            99%           282            277            98%


SAME CENTER ECONOMIC OCCUPANCY
      (Rolling 12 Months)                             At December 31, 1997                       At September 30, 1997
                                             --------------------------------------     --------------------------------------
                                                              Leases                                    Leases
                                                            Generating    Economic                    Generating     Economic
             Type                               Size          Income      Occupancy        Size         Income       Occupancy
----------------------------------------     ----------    ----------     ---------     ----------    ----------     ---------

Retail Properties (leasable square feet)     12,188,308    11,486,609        94%        11,096,212     10,433,345        94%
Rollingwood Apartments (# of units)             282           279            99%           282            276            98%



SAME CENTER ECONOMIC OCCUPANCY
      (Rolling 12 Months)                               At June 30, 1997                         At March 31, 1997
                                             --------------------------------------     --------------------------------------
                                                              Leases                                    Leases
                                                            Generating    Economic                    Generating     Economic
             Type                               Size          Income      Occupancy        Size         Income       Occupancy
----------------------------------------     ----------    ----------     ---------     ----------    ----------     ---------

Retail Properties (leasable square feet)     11,150,587     10,269,022        92%     11,425,601     10,518,375        92%
Rollingwood Apartments (# of units)              282            280           99%         282            276           98%


Federal Realty Investment Trust
Regional Occupancy Analysis
December 31, 1997

====================================================

                          Total Square     Occupancy
        Region              Footage        12/31/97
----------------------    ------------     ---------
Northeast                    5,999,671        96%
Mid-Atlantic                 5,315,788        97%
Mid-West                       797,007        97%
Southeast                      634,076        81%
West Coast                     771,655        95%


====================================================





                          Total Square     Occupancy
        Region              Footage        12/31/97
----------------------    ------------     ---------

Northeast                    5,999,671        96%
     Anchor                  3,643,035        98%
     Small Shops             2,356,636        93%

Mid-Atlantic                 5,315,788        97%
     Anchor                  2,472,267       100%
     Small Shops             2,843,521        94%

Mid-West                       797,007        97%
     Anchor                    443,549        97%
     Small Shops               353,458        96%

Southeast                      634,076        81%
     Anchor                    302,275        76%
     Small Shops               331,801        85%

West Coast                     771,655        95%
     Anchor                     88,095       100%
     Small Shops               683,560        94%

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
DECEMBER 31, 1997

================================================================================


COMPARABLE

                                                        WEIGHTED        AVERAGE PRIOR
                          NUMBER OF       SQUARE      AVERAGE LEASE        RENT PER
  ROLLING 12 MONTHS     LEASES SIGNED      FEET       TERM (YEARS)       SQUARE FOOT
-------------------     -------------   ----------    -------------     -------------
   4th Quarter 1997           72           272,820         9.2              $17.07
   3rd Quarter 1997           69           270,550         7.9              $14.21
   2nd Quarter 1997           73           357,162         9.6              $13.32
   1st Quarter 1997           58           220,452         6.9              $11.09
        TOTAL                272         1,120,984         8.6              $14.01

                                                                             ESTIMATED
                       AVERAGE CURRENT                      PERCENTAGE        TENANT
                          RENT PER         ANNUALIZED        INCREASE      IMPROVEMENT
  ROLLING 12 MONTHS      SQUARE FOOT    INCREASE IN RENT  OVER PRIOR RENT     COSTS
-------------------    ---------------  ----------------  ---------------  -----------
   4th Quarter 1997         $19.60          $690,291          15%           $  923,000
   3rd Quarter 1997         $16.12          $518,342          13%           $1,269,000
   2nd Quarter 1997         $15.11          $637,973          13%           $2,847,000
   1st Quarter 1997         $14.88          $836,236          34%           $3,162,000
        TOTAL               $16.40        $2,682,842          17%           $8,201,000


NON-COMPARABLE

                                                         WEIGHTED                                              ESTIMATED
                                                         AVERAGE                             ANNUALIZED          TENANT
                          NUMBER OF        SQUARE         LEASE          AVERAGE RENT         CURRENT         IMPROVEMENT
  ROLLING 12 MONTHS     LEASES SIGNED       FEET      TERM (YEARS)     PER SQUARE FOOT         RENT             COSTS
-------------------     -------------     --------    ------------     ---------------       ----------       -----------
   4th Quarter 1997           10            40,744        11.9              $21.03             $857,046           $90,000
   3rd Quarter 1997           15            99,537        10.0              $18.60           $1,851,254          $133,000
   2nd Quarter 1997            7            81,229        11.5              $11.75             $954,526          $348,000
   1st Quarter 1997            7            29,178        12.4              $19.86             $579,585           $70,000
        TOTAL                 39           250,688        11.1              $16.92           $4,242,411          $641,000

FEDERAL REALTY INVESTMENT TRUST
LEASES EXPIRING

              Total        Percent        Average
            Square Feet    of Total      Rent Per
            Expiring(1)  Portfolio(2)   Square Foot
            -----------  ------------   -----------
    1998     268,771          2%           $16.51
    1999     615,310          4%           $12.20
    2000     402,439          3%           $19.57
    2001     391,837          3%           $19.63
    2002     408,824          3%           $19.81

(1) Excludes lease expirations with options
(2) Total square footage December 31, 1997: 14,528,345

FEDERAL REALTY INVESTMENT TRUST
LEASES EXPIRING - ANCHORS AND SMALL SHOPS


                      Total          Percent
                   Square Feet       of Total
                    Expiring (1)   Portfolio(2)
                   -------------   ------------
1998
     Anchor            37,516      Less than 1%
     Small Shop       231,255           2%

1999
     Anchor           279,402           2%
     Small Shop       335,908           2%

2000
     Anchor            23,075      Less than 1%
     Small Shop       379,364           3%

2001
     Anchor                 0      Less than 1%
     Small Shop       391,837           3%

2002
     Anchor            66,670      Less than 1%
     Small Shop       342,154           2%


(1) Excludes lease expirations with options
(2) Total square footage December 31, 1997:      14,528,345

FEDERAL REALTY INVESTMENT TRUST
MAJOR TENANTS BY REVENUE CONTRIBUTION



                                                                 Square         Pecent of
                Tenant                                          Footage         Revenue (1)
                                                                -------         -----------
Bed, Bath & Beyond, Inc.                                        250,961           2,271%
Barnes & Noble, Inc.                                            149,125           1.933%
The TJX Companies (Marshalls/TJ Maxx)                           246,026           1.884%
CVS Corporation                                                 126,689           1.834%
Toys R Us, Inc.                                                 185,336           1.535%
Viacom International, Inc. (Blockbuster/Discovery Zone)         102,513           1.239%
MTS, Inc. (Tower Records)                                        66,713           1.138%
Saks & Company                                                  127,550           0.936%
Home Depot, Inc.                                                113,587           0.913%
Giant, Inc.                                                      74,822           0.824%

(1) Balances consist of 1997 minimum and percentage rent charges

FEDERAL REALTY INVESTMENT TRUST
1997 SALES/OCCUPANCY COSTS


                                                  AVERAGE         AVERAGE
                                  AVERAGE        OCCUPANCY    OCCUPANCY COSTS
                                 SALES PER       COST PER      AS PERCENTAGE
                                SQUARE FOOT     SQUARE FOOT       OF SALES
                                -----------     -----------   ---------------
REPORTING TENANTS*               $282.17          $15.05            5.3%

REPORTING ANCHOR TENANTS         $295.78          $10.53            3.5%

REPORTING SMALL SHOP TENANTS     $260.82          $22.81            8.8%


* Includes only those tenants that have 12 months of reported sales in 1997

                                                        Kathy Klein
                                                        Vice President
                                                        Corporate Communications
                                                        (301) 998-8211


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                             1997 OPERATING RESULTS

Rockville, Maryland
February 11, 1998

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the year ended December 31, 1997 increased 22% to $79.7 million from $65.3 million in 1996. On a per share basis, funds from operations rose 5.7% to $2.05 per share in 1997 from $1.94 in 1996.

     Funds from operations for the fourth quarter of 1997 rose 21% to $20.9 million or $.53 per share from $17.3 million or $.50 per share in the fourth quarter of 1996.

     A comparison of property operations for the year ended 1997 versus 1996 shows the following:

 .    Rental income increased 14% to $188.5 million in 1997 from $164.9 million in 1996. When adjusted to exclude properties acquired and sold during 1996 and 1997, rental income increased 5% to $165.6 million in 1997 from $158.0 million in 1996.

 .    During 1997, the Trust signed leases for a total 1.4 million square feet of retail space. On a same space basis, the Trust re-leased 1.1 million square feet at an average increase in rent per square foot of 17%. The weighted average rent on these leases was $16.40 per square foot compared to the previous average rent of $14.01 per square foot.

                                     -More-

 .    During 1996, the Trust leased a total 1.6 million square feet. On a same space basis, 1.3 million square feet was re-leased at an average increase in rent per square foot of 21%. The weighted average rent on these leases was $15.67 per square foot compared to the previous average rent per square foot of $12.94.

 .    Same property occupancy stood at 95% at year end December 31, 1997 and
     1996. The Trust's overall portfolio was 96% leased compared to 94% a year ago.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "Although the 5.7% increase in FFO per share was well below our target level for long-term growth, in many other ways, 1997 was a very successful year. Demand for our retail space remains strong as evidenced by our rental income growth and improved occupancies. We continue to benefit from our current redevelopment efforts and we've strengthened our development capabilities to enable us to maximize and expand our current $400 million pipeline of retail and mixed use urban development and redevelopment opportunities. Our expansion to the west coast and New York metropolitan area is going well. With the addition of these new growth markets, we were able to
exceed our acquisition objective for the year.   As a company, we are very
focused on accelerating our funds from operations growth over the long term and creating shareholder value."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 102 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, Portland, San Francisco, Los Angeles, San Jose and San Diego.

                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                        Three Months Ended              Year Ended
                                                           December 31,                December 31,
OPERATING RESULTS                                         1997       1996          1997           1996
-----------------                                      ----------  --------    -------------  -------------
REVENUES
  Rental income                                          $51,439   $43,332       $  188,529     $  164,887
  Interest and other income                                1,377     1,204            6,037          4,352
  Other property income                                    2,193     2,840            9,705          9,816
                                                         -------   -------       ----------     ----------
                                                          55,009    47,376          204,271        179,055
EXPENSES
  Rental                                                  11,648    10,177           42,844         40,687
  Real estate taxes                                        5,123     4,300           19,525         16,411
  Interest                                                11,336    11,996           47,288         45,555
  Administrative                                           3,231     3,026            9,793          9,100
  Other charges                                            1,951         -            1,951              -
  Depreciation and amortization                           10,546    10,029           41,399         38,154
                                                         -------   -------       ----------     ----------
                                                          43,835    39,528          162,800        149,907
                                                         -------   -------       ----------     ----------
OPERATING INCOME BEFORE INVESTORS' SHARE OF
 OPERATIONS AND (LOSS)/GAIN ON SALE OF REAL ESTATE        11,174     7,848           41,471         29,148
  Investor's share of operations                            (480)     (140)          (1,342)          (394)
                                                         -------   -------       ----------     ----------
INCOME BEFORE (LOSS)/GAIN ON SALE OF REAL ESTATE          10,694     7,708           40,129         28,754
  (Loss)/gain on sale of real estate                           0       (12)           6,375            (12)
                                                         -------   -------       ----------     ----------
Net income                                               $10,694   $ 7,696       $   46,504     $   28,742
 Dividends on preferred stock                             (1,877)        -           (1,877)             -
                                                         -------   -------       ----------     ----------
 NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS              8,817     7,696           44,627         28,742
                                                         =======   =======       ==========     ==========
 Earnings per common share, basic                          $0.23     $0.23            $1.16          $0.87
                                                         =======   =======       ==========     ==========
 Earnings per common share, diluted                        $0.22     $0.22            $1.14          $0.86
                                                         =======   =======       ==========     ==========
Weighted average shares outstanding, basic                38,849    34,244           38,475         33,175
Weighted average shares outstanding, diluted              39,436    34,705           38,988         33,573
FUNDS FROM OPERATIONS
  Net income available for common shareholders           $ 8,817   $ 7,696       $   44,627     $   28,742
  Add:  depreciation and amortization
        of real estate assets                              9,547     8,972           37,281         34,128
  Add:  amortization of initial direct
        costs of leases                                      556       595            2,249          2,372
  Add:  loss/(gain) on sale and nonrecurring items         1,951        12           (4,424)            12
                                                         -------   -------       ----------     ----------
  Funds from operations                                  $20,871   $17,275       $   79,733     $   65,254
                                                         =======   =======       ==========     ==========
  Funds from operations per share                          $0.53     $0.50            $2.05          $1.94
                                                         =======   =======       ==========     ==========

                                                                               December 31,   December 31,
BALANCE SHEET DATA                                                                 1997           1996
------------------                                                             ------------   ------------
ASSETS
  Real estate, at cost                                                           $1,453,639     $1,147,865
  Accumulated depreciation and amortization                                        (247,497)      (223,553)
                                                                                 ----------     ----------
                                                                                  1,206,142        924,312
  Mortgage notes receivable                                                          38,360         27,913
  Cash and investments                                                               17,043         11,041
  Receivables                                                                        18,794         17,294
  Other assets                                                                       36,234         54,746
                                                                                 ----------     ----------
TOTAL ASSETS                                                                     $1,316,573     $1,035,306
                                                                                 ==========     ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Obligations under capital leases & mortgages payable                           $  221,573     $  229,189
  Notes payable                                                                     119,028         66,106
  Senior Notes                                                                      255,000        215,000
  5 1/4% Convertible subordinated debentures                                         75,289         75,289
  Other liabilities                                                                  91,873         60,837

SHAREHOLDERS' EQUITY                                                                553,810        388,885
                                                                                 ----------     ----------
                                                                                 $1,316,573     $1,035,306
                                                                                 ==========     ==========



                               GLOSSARY OF TERMS



AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges.

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.